                                                                   EXHIBIT 10.41
[BANK ONE LOGO]
                           CHANGE IN TERMS AGREEMENT

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE     MATURITY     LOAN NO.       CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
 $5,000,000.00                 07-15-1995                                                           410
------------------------------------------------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------
 Borrower:  SCIENTIFIC SOFTWARE - INTERCOMP, INC.,       Lender:  BANK ONE, COLORADO, N.A.
            A COLORADO CORPORATION                                DOWNTOWN BOULDER BANKING CENTER
            1801 CALIFORNIA STREET, STE 295                       2696 SOUTH COLORADO BLVD.
            DENVER, CO 80202-2699                                 DENVER, CO 80222
========================================================================================================================
PRINCIPAL AMOUNT: $5,000,000.00                                                               DATE OF Agreement: MAY 31, 1995

DESCRIPTION OF EXISTING INDEBTEDNESS. A PROMISSORY NOTE DATED SEPTEMBER 20, 1994 IN THE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000.00.

DESCRIPTION OF CHANGE IN TERMS: MATURITY DATE WILL NOW BE JULY 15, 1995.

PROMISE TO PAY. SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION ("Borrower") promises to pay to BANK ONE, COLORADO, N.A. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE MILLION & 00/100 DOLLARS ($5,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JULY 15, 1995. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the LENDER'S PRIME RATE (the "Index"). PRIME RATE IS THE LENDER'S BASE LENDING RATE AS ANNOUNCED BY THE LENDER FROM TIME TO TIME AT ITS SOLE DISCRETION. AT ANY GIVEN TIME, THE LENDER MAY MAKE LOANS AT, ABOVE, OR BELOW ITS PRIME RATE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. THE INDEX CURRENTLY IS 9.000% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS AGREEMENT WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE
OF 9.000% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any of the events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Agreement to 5% over Index per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF COLORADO. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BOULDER COUNTY, THE STATE OF COLORADO. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

                                                                          PAGE 2
05-31-1995                 CHANGE IN TERMS AGREEMENT
LOAN NO                           (CONTINUED)
================================================================================

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION

BY:
    ------------------------------
     RONALD J. HOTTOVY, SECRETARY
================================================================================
 Variable Rate. Line of Credit

[BANK ONE LOGO]

                     DISBURSEMENT REQUEST AND AUTHORIZATION

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE     MATURITY     LOAN NO.       CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
 $5,000,000.00                 07-15-1995                                                           410
------------------------------------------------------------------------------------------------------------------------
      References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------
 BORROWER:  SCIENTIFIC SOFTWARE - INTERCOMP, INC.,         LENDER:  BANK ONE, COLORADO, N.A.
            A COLORADO CORPORATION                                  DOWNTOWN BOULDER BANKING CENTER
            1801 CALIFORNIA STREET, SUITE 295                         2696 SOUTH COLORADO BLVD.
            DENVER, CO 80202-2699                                   DENVER, CO 80222
========================================================================================================================

LOAN TYPE. This is a Variable Rate (at LENDER'S PRIME RATE, making an initial rate of 9.000%), Revolving Line of Credit Loan to a Corporation for $5,000,000.00 due on July 15, 1995.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

           [ ]   PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL
                 INVESTMENT.

           [X]   BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:

            AMOUNT PAID ON BORROWERS ACCOUNT:                       $5,000,000.0
            $5,000,000.00 payment on Loan # EXTEND 7679623550/42
                                                                    -------------
            NOTE PRINCIPAL:                                         $5,000,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 31, 1995.

BORROWER:

SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION

BY:
    ------------------------------
     RONALD J. HOTTOVY, SECRETARY
================================================================================
 Variable Rate. Line of Credit.

[BANK ONE LOGO]
                           CHANGE IN TERMS AGREEMENT

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE     MATURITY     LOAN NO        CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
 $1,500,000.00                 07-15-1995                                                           410
------------------------------------------------------------------------------------------------------------------------
    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------
 Borrower:  SCIENTIFIC SOFTWARE - INTERCOMP, INC., A     Lender:    BANK ONE, COLORADO, N.A.
            COLORADO CORPORATION                                    DOWNTOWN BOULDER BANKING CENTER
            1801 CALIFORNIA STREET, SUITE 295                       2696 SOUTH COLORADO BLVD.
            DENVER, CO 80202-2699                                   DENVER, CO 80222
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT: $1,500,000.00                                                          DATE OF AGREEMENT: MAY 31, 1995

DESCRIPTION OF EXISTING INDEBTEDNESS. A PROMISSORY NOTE DATED SEPTEMBER 20, 1994, IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000.00.

DESCRIPTION OF CHANGE IN TERMS: MATURITY DATE WILL NOW BE JULY 15, 1995.

PROMISE TO PAY. SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION ("Borrower") promises to pay to BANK ONE, COLORADO, N.A. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($1,500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JULY 15, 1995. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the LENDER'S PRIME RATE (the "Index"). PRIME RATE IS THE LENDER'S BASE LENDING RATE AS ANNOUNCED BY THE LENDER FROM TIME TO TIME AT ITS SOLE DISCRETION. AT ANY GIVEN TIME, THE LENDER MAY MAKE LOANS AT, ABOVE, OR BELOW ITS PRIME RATE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. THE INDEX CURRENTLY IS 9.000% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS AGREEMENT WILL BE AT A RATE OF 1.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 10.500% PER ANNUM.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement of loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any of the events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Agreement to 5% over Index per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF COLORADO. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BOULDER COUNTY, THE STATE OF COLORADO. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's account with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

                                                                          PAGE 2
05-31-1995                 CHANGE IN TERMS AGREEMENT
LOAN NO                           (CONTINUED)
================================================================================

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION

BY:
    ------------------------------
     RONALD J. HOTTOVY, SECRETARY
================================================================================
 Variable Rate. Line of Credit

[BANK ONE LOGO]

                     DISBURSEMENT REQUEST AND AUTHORIZATION

------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL      LOAN DATE     MATURITY     LOAN NO.       CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
 $1,500,000.00                 07-15-1995                                                           410
------------------------------------------------------------------------------------------------------------------------
      References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------
 BORROWER:  SCIENTIFIC SOFTWARE - INTERCOMP, INC.,         LENDER:  BANK ONE, COLORADO, N.A.
            A COLORADO CORPORATION                                  DOWNTOWN BOULDER BANKING CENTER
            1801 CALIFORNIA STREET, SUITE 295                       2696 SOUTH COLORADO BLVD.
            DENVER, CO 80202-2699                                   DENVER, CO 80222
========================================================================================================================

LOAN TYPE. This is a Variable Rate (1.500% over LENDER'S PRIME RATE, making an initial rate of 10.500%), Revolving Line of Credit Loan to a corporation for $1,500,000.00 due on July 15, 1995.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

           [ ]   PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL
                 INVESTMENT.

           [X]   BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,500,000.00 as follows:

         AMOUNT PAID ON BORROWERS ACCOUNT:                       $1,500,000.00
         1,5000,000.00 Payment on Loan # EXTEND 7679623550/26
                                                                 -------------
         NOTE PRINCIPAL:                                         $1,500,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 31, 1995.

BORROWER:

SCIENTIFIC SOFTWARE - INTERCOMP, INC., A COLORADO CORPORATION

BY:
    ---------------------------------
      RONALD J. HOTTOVY, SECRETARY
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Variable Rate. Line of Credit.